                              PROSPECT STREET(R)

                          HIGH INCOME PORTFOLIO INC.




                                 SEMI-ANNUAL

                                    REPORT

                                APRIL 30, 1997




                                     [Logo]

                                                                 June 20, 1997

LETTER TO SHAREHOLDERS

Dear Shareholders:
    On April 30, 1997, the net asset value of the Fund was $3.76, as compared to $3.90 on October 31, 1996. During the six month period ended April 30, 1997, the Fund paid dividends to common stock shareholders in the amount of $0.21 per share. The total dividends paid for the trailing twelve month period was $0.42.

1997 STOCKHOLDERS' MEETING:
    At the Annual Meeting of Stockholders held on March 1, 1997 the stockholders re-elected the seven directors of the Fund. Stockholders also ratified the selection of Arthur Andersen LLP as independent public accountants for the current fiscal year.

THE HIGH YIELD MARKET:
    The high yield market as measured by the CS First Boston Index generated an annualized total return of 11.9% for the twelve month period ended April 30, 1997. At April 30, 1997, the spread between high yield securities and comparable U.S. Government securities stood at 352 basis points compared to 404 basis points at October 31, 1996. Total new issue volume through April 30, 1997 approximated $42.7 billion, heavily weighted toward Rule 144A issues. The average price for a cash paying high yield security was $101.625 with an average coupon of 10.43%.

    The flow of new funds into high yield mutual funds continued at a high level for the first 4 months of 1997, averaging approximately $200 million per week. Total assets in high yield mutual funds exceeded $82 billion at April 30, 1997 as compared to $75 billion at October 31, 1996. Corporate bond obligations ("CBOs"), entities formed to invest exclusively in high yield securities, have become major investors with approximately $8.0 billion raised in 1997 and an estimated $12.0 billion more in registration. These two factors have been major drivers in narrowing the spread between investment grade securities and high yield securities.

RIGHTS OFFERING:
    The Fund recently completed a non-transferable rights offering to shareholders of record on February 25, 1997. The Fund raised net proceeds of approximately $44 million. The Fund issued 12,918,092 new common shares, increasing the total shares outstanding to 43,957,725. The net proceeds were invested at yields in excess of the Fund's then current yield and permitted further portfolio diversification. Shareholders who received new shares were eligible to receive the April 30, 1997 dividend.

THE FUND'S INVESTMENTS:
    The total return on the Fund's net assets for the six months ended April 30, 1997, assuming reinvestment of dividends and adjusted for the rights offering was approximately 5.2%. As of April 30, 1997, the Fund held 200 issues representing 28 industry groups. Cash and short-term investments represented .62% of our holdings. The average price of the Fund's high yield securities was $91.46 with an average coupon of 10.8%. At April 30, 1997, the Fund was generating monthly net investment income of approximately $0.035 per common share.

INVESTMENT OUTLOOK:
    The high yield market has performed well since October 1996. Factors that would be expected to extend a favorable outlook for the high yield securities are:

        1. The cash flow into high yield funds and newly forming CBOs remains high.

        2. The need for yield by investors remains strong, bringing more investors into the high yield market.

        3. The Federal Reserve has remained accommodative, holding interest rates unchanged at its most recent open market meeting.

        4. The Banking system remains highly liquid, enabling it to accommodate high yield borrowers, thereby contributing to the very low level of corporate defaults.

    Some of the factors that could negatively impact the high yield market are:

        1. The market's sensitivity to any sharp or sustained sell-off in the S&P 500 index.

        2. Competitive pressures in many industries remain intense and highly leveraged companies are more susceptible to the negative impact of such competition and resulting pricing pressures.

        3. A stronger dollar compared to many of our trading partners could exacerbate the profit position of many U.S. companies, severely impacting highly leveraged companies.

        4. The capital market has been essentially accommodative to investors providing a benign environment for the high yield investor. A less accommodative capital market could result in investors becoming more risk adverse, resulting in a flight from lower quality into higher quality investments.

CONCLUSION:
    The six months ended April 30, 1997 have been a period of strength in the high yield market. There continues to be a strong demand for high yielding investments and our expectation is that this demand will continue in the near future.

    Management continues to review the Fund's investments, eliminating issues that appear fully priced or vulnerable to either interest rate risk or disappointing financial results.

                                        Respectfully submitted,

                                    /s/ Richard E. Omohundro, Jr.
                                        Richard E. Omohundro, Jr.
                                        President


                                   /s/  John A. Frabotta
                                        John A. Frabotta
                                        Vice President and
                                        Chief Investment Officer

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 1997

FIXED INCOME -- 91.32%
                                                         Ratings
                                                     ----------------
     Par                                             Standard           Value
    Value      Description                           & Poor's Moody's  (Note 2)
    -----      -----------                           -------- -------  --------
            AGRICULTURAL CHEMICALS/FARMING -- 1.14%
$  500,000  Calmar Spraying Systems Inc.,
              11 1/2%, sr. sub. notes,
              series B, 08/15/05 .............       B-       B3     $  491,250
   500,000  Hines Horticulture Inc., 11 3/4%,
              sr. sub. notes, 10/15/05 .......       B-       B3        528,750
 1,250,000  Laroche Industries Inc., 13%, sr.
              sub. notes, 08/15/04 ...........       B        B3      1,334,375
                                                                   ------------
                                                                      2,354,375
                                                                   ------------
            AUTOMOBILE/AUTO PARTS/TRUCK
             MANUFACTURING -- 3.57%
 1,000,000  AM General Corp., 12 7/8%, sr.
              notes, series B, 05/01/02 ......       B-       B3        915,000
 1,000,000  Aetna Industries Inc., 11 7/8%,
              sr. notes, 10/01/06 ............       B-       B3      1,060,000
   375,000  Aftermarket Technology Corp., 12%,
              sr. sub. notes,
              series B, 08/01/04 .............       NR       B3        399,375
 1,000,000  CSK Auto Inc. 11%, sr. sub. notes,
              11/01/06 .......................       B-       B3      1,000,000
 1,000,000  Hayes Wheels International Inc.
              11%, sr. sub. notes, 07/15/06 ..       B        B3      1,083,750
   500,000  Iochpe-Maxion SA, 12 3/8%, notes,
              11/08/02 .......................       NR       NR        490,000
   500,000  Motors & Gears Inc., 10 3/4%, sr.
              notes, series A, 144A, 11/15/06        BB-      B3        500,000
   500,000  Poindexter, J.B., Inc., 12 1/2%,
              sr. notes, 05/15/04 ............       B-       B2        490,000
   750,000  Simula Inc., 8%, conv. sr. sub.
              notes, 05/01/04 ................       NR       NR        750,000
   781,000  Venture Holdings Trust, 9 3/4%,
              sr. sub. notes, 04/01/04 .......       B-       B3        726,330
                                                                   ------------
                                                                      7,414,455
                                                                   ------------
            BANKS/SAVINGS AND LOANS/FINANCE
             COMPANIES/CONSUMER CREDIT -- 0.52%
 1,000,000  Ocwen Federal Bank, 12%, sub.
              debs., 06/15/05 ................       B+       B1      1,060,000

            BROADCASTING -- TV/CABLE/RADIO/
             PUBLISHING -- 14.46%
 1,000,000  Adelphia Communication, 9 7/8%,
              sr. notes, 03/01/07 ............       B        B3        945,000
 1,000,000  Albritton Communications Corp., 11
              1/2%, sr. sub. debs., 08/15/04 .       B-       B3      1,040,000
 1,000,000  Australis Media Ltd., 0%, sr.
              secd. disc. notes, 05/15/03 ....       NR       Caa       600,000
   500,000  Busse Broadcasting Corp., 11 5/8%,
              sr. secd. notes, 10/15/00 ......       NR       B3        495,000
10,000,000  CAI Wireless System Inc., 12 1/4%,
              sr. disc. notes, 09/15/02 ......       CCC+     Caa     4,050,000
 2,000,000  CS Wireless Systems Inc., 0%, sr.
              disc. notes, 03/01/06 ..........       CCC+     Caa       640,000
 2,000,000  Diamond Cable Communication, 0%,
              sr. disc. notes, 12/15/05 ......       B-       B3      1,390,000
 6,000,000  DIVA Systems Corp., 0%, sub. disc.
              notes, 05/15/06 ................       NR       NR      3,360,000
   500,000  Galaxy Telecom, L.P., 12 3/8%, sr.
              sub. notes, 10/01/05 ...........       B-       B3        513,750
   500,000  Global Star L.P., 11 3/8%, sr.
              notes, 02/15/04 ................       B        B3        490,000
   250,000  Gray Communications Systems Inc.,
              10 5/8%, sr. sub.
              notes, 10/01/06 ................       B-       B3        261,562
 1,250,000  Heartland Wireless, 14%, sr.
              notes, 10/15/04 ................       B        B3        662,500
 1,000,000  Intermedia Capital Partners IV, 11
              1/4%, sr. notes, 08/01/06 ......       B        B2      1,020,000
   750,000  Marcus Cable Co., L.P., 11 7/8%,
              sr. debs., 10/01/05 ............       B        Caa       785,625
 2,500,000  Optel Inc., 13%, sr. notes, 144A,
              02/15/05 .......................       B-       B3      2,450,000
 1,750,000  Paxson Communications Corp.,
              11 5/8%, sr. sub. notes,
              10/01/02 .......................       NR       B3      1,837,500
 1,000,000  Peterson Publishing Co. LLC,
              11 1/8%, sr. sub. notes,
              11/15/06 .......................       B-       B3      1,040,000
   500,000  RBS Participaco, 14%, notes,
            12/15/03 .........................       BB-      NR        560,000
 1,000,000  Sinclair Broadcast Group Inc.,
              10%, sr. sub. notes, 09/30/05 ..       B        B2        990,000
 2,000,000  Spanish Broadcasting System Inc.,
              7 1/2%, sr. notes, 06/15/02 ....       B        B3      2,155,000
   500,000  Stuart Entertainment Inc.,
              12 1/2%, sr. sub. notes,
              11/15/04 .......................       B-       B3        422,500
 1,500,000  TCI Satellite Entertainment Inc.,
              10 7/8%, sr. sub. notes,
              144A, 02/15/07 .................       NR       B3      1,500,000
 1,000,000  Telewest Communication PLC, 0%,
              sr. disc. debs., 10/01/07 ......       B+       B1        681,250
   500,000  TV Azteca, 10 1/2%, gtd. sr.
              notes, 144A, 02/15/07 ..........       B        Ba3       504,375
 1,000,000  UIH Australia Pac Inc., 14%, sr.
              disc. notes, series B, 05/15/06        B-       B2        580,000
 1,000,000  United International Holdings, 0%,
              sr. secd. disc. notes, 11/15/99        B-       B3        732,500
   500,000  Wireless One Inc., 13%, sr. disc.
              notes, 10/15/03 ................       B-       B3        400,000
                                                                   ------------
                                                                     30,106,562
                                                                   ------------
            DIVERSIFIED/CONGLOMERATE
             MANUFACTURING -- 2.82%
   500,000  Amtrol Acquisition Inc., 10 5/8%,
              sr. sub. notes, 12/31/06 .......       B-       B3        500,000
   250,000  Clark Material Handling Corp.,
              10 3/4%, sr. notes, 11/15/06 ...       B+       B1        255,000
 1,000,000  Genmar Holdings Inc., 13 1/2%, sr.
              sub. notes, series A, 07/15/01 .       CCC-     Caa       970,000
 1,000,000  Haynes International Inc.,
              11 5/8%, sr. notes, 09/01/04 ...       B-       B3      1,070,000
   500,000  IMO Industries Inc., 11 3/4%, sr.
              sub. notes, 05/01/06 ...........       B-       Caa       503,750
   500,000  Knoll Inc., 10 7/8%, sr. sub.
              notes, 03/15/06 ................       B+       B3        525,000
   500,000  Mail-Well Envelope Corp., 10 1/2%,
              sr. sub. notes, 02/15/04 .......       B        B2        505,000
   500,000  MVE Inc., 12 1/2%, sr. secd.
              notes, 02/15/02 ................       B+       B3        530,000
   500,000  Selmer Inc., 11%, sr. sub. notes,
              05/15/05 .......................       B        B3        520,000
   500,000  Spinnaker Industries Inc.,
              10 3/4%, sr. secd. notes,
              10/15/06 .......................       B        B3        500,000
                                                                   ------------
                                                                      5,878,750
                                                                   ------------
            DIVERSIFIED/CONGLOMERATE
             SERVICES -- 0.47%
   550,000  Coinmach Corp., 11 3/4%, sr.
              notes, series B, 11/15/05 ......       B+       B2        577,500
   333,000  Primeco Inc., 12 3/4%, sr. sub.
              notes, 03/01/05 ................       B+       B3        377,955
                                                                    -----------
                                                                        955,455
                                                                    -----------
            ELECTRICAL EQUIPMENT/ELECTRONICS/
             COMPUTERS -- 3.86%
 1,000,000  Computervision Corp., 11 3/8%, sr.
              sub. notes, 08/15/99 ...........       B-       B3        975,000
 1,000,000  Dictaphone Corp., 11 3/4%, sr.
              sub. notes, 08/01/05 ...........       B-       B3        920,000
   750,000  Electronic Retailing Systems Inc.,
              13 1/4%, sr. disc. notes,
              144A, 02/01/04 .................       NR       NR        509,122
   750,000  Emerson Radio Corp., 8 1/2%, conv.
              sub. debs., 144A, 08/15/02 .....       NR       NR        412,500
   500,000  International Wire Group Inc.,
              11 3/4%, sr. sub. notes,
              06/01/05 .......................       B-       B3        491,250
   990,000  Real Time Data Inc., 0%, sub.
              disc. notes, 08/15/06 ..........       NR       NR        517,790
 1,000,000  Unifi Communications Inc., 14%,
              sr. notes, 03/01/04 ............       NR       NR      1,000,000
 2,000,000  Unisys Corp., 12%, sr. notes,
              series B, 04/15/03 .............       B+       B1      2,140,000
   500,000  Unisys Corp., 11 3/4%, sr. notes,
              10/15/04 .......................       B+       B1        528,750
   500,000  United Stationers Supply Co.,
              12 3/4%, sr. sub. notes,
              05/01/05 .......................       B-       B3        547,500
                                                                   ------------
                                                                      8,041,912
                                                                   ------------

            FINANCIAL SERVICES -- BROKERAGE/
             SYNDICATION/LEASING -- 1.44%
 1,000,000  Beal Financial Corp., 12 3/4%, sr.
              notes, 08/15/00 ................       B-       B2      1,060,000
   425,000  First Federal Financial Corp.,
              11 3/4%, notes, 10/01/04 .......       B+       B2        420,750
   500,000  Ocwen Financial Corp., 11 7/8%,
              notes, 10/01/03 ................       B+       B1        525,000
 1,000,000  Wilshire Financial Services Group,
              13%, notes, 01/01/04 ...........       NR       NR      1,000,000
                                                                   ------------
                                                                      3,005,750
                                                                   ------------
            FOOD AND TOBACCO -- 7.25%
   349,983  American Restaurant Group Inc.,
              13%, sr. secd. notes, 09/15/98 .       B-       Caa       325,485
 1,000,000  American Rice Inc., 13%, mtg.
              notes, 07/31/02 ................       B-       Caa     1,030,000
   250,000  AmeriKing Inc., 10 3/4%, sr.
              notes, 12/01/06 ................       B-       B3        258,750
 1,000,000  BGLS, Inc., 15 3/4%, sr. secd.
              notes, series B, 01/31/01 ......       NR       NR        750,000
 1,228,442  Cafeteria Operators L.P., 12%, sr.
              secd. notes, 12/31/01 ..........       NR       NR      1,228,442
 1,000,000  Doane Products Co., 10 5/8%, sr.
              notes, 03/01/06 ................       B+       B3      1,020,000
 1,000,000  Fleming Companies Inc., 10 5/8%,
              sr. notes, 12/15/01 ............       B+       Ba3     1,020,000
 1,000,000  Gorges Quik to Fix Foods Inc.,
              11 1/2%, sr. sub. notes, 144A,
              12/01/06 .......................       B-       B3      1,040,000
   500,000  International Home Foods Inc.,
              10 3/8%, sr. sub. notes,
              11/01/06 .......................       B-       B2        511,250
   500,000  Liggett Group Inc., 11 1/2%, gtd.
              sr. secd. notes, series B,
              02/01/99 .......................       NR       NR        325,000
   250,000  Liggett Group Inc., 16 1/2%,
              notes, 02/01/99 ................       NR       NR        200,000
 3,000,000  Specialty Foods Corp., 11 1/8%,
              sr. notes, series B, 10/01/02 ..       B        B3      3,000,000
 2,000,000  Specialty Foods Corp., 11 1/4%,
              sr. sub. notes, series B,
              08/15/03 .......................       B-       Caa     1,790,000
   300,000  Standard Communications Corp.,
              7 1/4%, conv. sub. debs.,
              03/31/07 .......................       B        B3        272,250
 1,000,000  Sun World International Inc.,
              11 1/4%, 1st. mtg. notes, 144A,
              04/15/04 .......................       B        B2      1,000,000
   500,000  TLC Beatrice International
              Holdings Inc., 11 1/2%, sr.
              secd. notes, 10/01/05 ..........       BB-      B1        505,000
   750,000  Van De Kamps Inc., 12%, sr. sub.
              notes, 09/15/05 ................       B-       B2        817,500
                                                                   ------------
                                                                     15,093,677
                                                                   ------------
            GENERAL & SPECIALTY RETAIL -- 2.12%
   333,000  Guitar Centers Management Co.
              Inc., 11%, sr. notes, 07/01/06 .       B+       B1        340,492
   750,000  Hills Stores Co., 12 1/2%, sr.
              notes, series B, 07/01/03 ......       NR       B2        682,500
   500,000  Loehmanns Inc., 11 7/8%, sr.
              notes, 05/15/03 ................       B        B2        516,250
 1,000,000  Mothers Work Inc., 12 5/8%, sr.
              notes, 08/01/05 ................       B        B3      1,010,000
 1,000,000  SRI Receivable Pure Inc., 12 1/2%,
              tr. ctf. backed notes,
              series B, 12/15/00 .............       NR       NR      1,000,000
   500,000  Service Merchandise, 9%, sr. sub.
              debs., 12/15/04 ................       B+       B2        362,500
   500,000  Specialty Retailers Inc., 11%, sr.
              sub. notes, series B, 08/15/03 .       B        B3        510,000
                                                                   ------------
                                                                      4,421,742
                                                                   ------------
            GROCERY/CONVENIENCE -- 4.35%
 1,866,000  Cumberland Farms Inc., 10 1/2%,
              gtd. secd. notes, 10/01/13 .....       NR       NR      1,833,345
 2,500,000  Grand Union Co., 12%, sr. notes,
              09/01/04 .......................       B-       B3      2,381,250
 2,000,000  Jitney-Jungle Stores Inc., 12%,
              sr. notes, 03/01/06 ............       B        B2      2,120,000
   500,000  Pantry Inc., 12%, sr. notes,
              series B, 11/15/00 .............       B        B2        510,000
 1,000,000  Pathmark Stores Inc., 12 5/8%,
              sub. debs., 06/15/02 ...........       B-       Caa     1,020,000
 1,000,000  Payless Cashways Inc., 9 1/8%, sr.
              sub. notes, 04/15/03 ...........       B-       B3        525,000
   750,000  Pueblo Xtra International Inc.,
              9 1/2%, sr. notes, series B,
              144A, 08/01/03 .................       B-       B2        676,875
                                                                   ------------
                                                                      9,066,470
                                                                   ------------
            HEALTHCARE/DRUGS/HOSPITAL
              SUPPLIES -- 2.44%
   750,000  Complete Management Inc., 8%,
              conv. sub. debs., 08/15/03 .....       NR       NR        780,000
   500,000  Complete Management Inc., 8%,
              conv. sub. debs., 12/15/03 .....       NR       NR        497,500
   500,000  Health O Meter Inc., 13%, sr. sub.
              notes., 08/15/02 ...............       B-       B3        550,000
   250,000  Maxxim Medical Inc., 10 1/2%, sr.
              sub. notes, 144A, 08/01/06 .....       B        B3        250,000
 3,000,000  Urohealth System Inc., 12 1/4%,
              sr. sub. notes, 144A, 04/01/04 .       B-       B3      3,000,000
                                                                   ------------
                                                                      5,077,500
                                                                   ------------
            HOME FURNISHINGS/DURABLE CONSUMER
              PRODUCTS -- 1.23%
   500,000  MDC Communications Corp., 10 1/2%,
              sr. sub. notes, 12/01/06 .......       B        B3        522,500
 1,000,000  Simmons Co., 10 3/4%, sr. sub.
              notes, 04/15/06 ................       B        B2      1,020,000
   500,000  Speedy Muffler King Inc., 10 7/8%,
              sr. notes, 10/01/06 ............       B+       B1        520,000
   500,000  Syratech Corp., 11%, sr. notes,
              04/15/07 .......................       B        B1        500,000
                                                                   ------------
                                                                      2,562,500
                                                                   ------------
            HOTEL/GAMING -- 0.82%
   500,000  Courtyard By Mariott II Ltd., 10
              3/4%, sr. secd. notes, 02/01/08        B-       NR        500,000
 1,000,000  Motels of America Inc., 12%, sr.
              sub. notes, series B, 04/15/04 .       CCC+     B3        865,000
   419,000  U.S. Trails Inc., 12%, sr. sub.
              pik notes, 07/15/03 ............       NR       NR        343,580
                                                                   ------------
                                                                      1,708,580
                                                                   ------------
            LEISURE/AMUSEMENT/MOTION
              PICTURES -- 1.02%
 1,250,000  Act III Theatres Inc., 11 7/8%,
              sr. sub. notes, 02/01/03 .......       NR       B3      1,359,375
   250,000  Live Entertainment Inc., 12%, sr.
              secd. sub. notes, 03/23/99 .....       NR       NR        240,000
   500,000  Premier Parks Inc., 12%, sr.
              notes, series A, 08/15/03 ......       B+       B2        532,500
                                                                   ------------
                                                                      2,131,875
                                                                   ------------
            MACHINERY -- 2.34%
 1,000,000  Central Tractor Farm Country,
              10 5/8%, sr. notes, 04/01/07 ...       B+       B1      1,000,000
   500,000  Specialty Equipment Companies
              Inc., 11 3/8%, sr. sub.
              notes, 12/01/03 ................       B        B3        520,000
 3,250,000  Willcox & Gibbs Inc., 12 1/4%, sr.
              notes, series A, 144A, 12/15/03        B+       B2      3,347,500
                                                                   ------------
                                                                      4,867,500
                                                                   ------------
            METALS/MINING -- 6.40%
 1,500,000  Algoma Steel Inc., 12 3/8%, 1st.
              mtg. notes, 07/15/05 ...........       B        B1      1,650,000
 1,500,000  Continental Global Group Inc.,
              11%, sr. notes, series A,
              144A, 04/01/07 .................       B        B2      1,500,000
   750,000  GS Technologies Inc., 12%, gtd.
              sr. notes, 09/01/04 ............       B        B2        765,000
   500,000  International Knife and Saw,
              11 3/8%, sr. sub. notes,
              11/15/06 .......................       B-       B3        500,000
 3,000,000  IVACO Inc., 11 1/2%, sr. notes,
              09/15/05 .......................       B+       B1      3,030,000
 1,000,000  Maxxam Group Inc., 11 1/4%, sr.
              secd. notes, 08/01/03 ..........       CCC+     B3        995,000
   750,000  NS Group Inc., 13 1/2%, sr. secd.
              notes, 07/15/03 ................       B-       B3        750,937
 1,000,000  Renco Metals Inc., 11 1/2%, sr.
              notes, 07/01/03 ................       B        B2      1,040,000
   500,000  Sheffield Steel Corp., 12%, 1st.
              mtg. notes, 11/01/01 ...........       B-       Caa       455,000
   750,000  Sheffield Steel Corp., 12%, 1st.
              mtg. notes, 11/01/01 ...........       B-       Caa       682,500
 2,000,000  Weirton Steel Corp., 11 3/8%, sr.
              notes, 07/01/04 ................       B        B2      1,961,760
                                                                   ------------
                                                                     13,330,197
                                                                   ------------
            NON-AGRICULTURAL CHEMICALS/PLASTIC -- 2.13%
 1,200,000  Anchor Glass Container Corp., 10
              1/4%, sr. notes, 06/30/02 ......       D        Ca        942,000
 1,000,000  Astor Corp., 10 1/2%, sr. sub.
              notes, series B, 10/15/06 ......       B-       B3        995,000
 1,000,000  Plastic Specialties &
              Technologies, 11 1/4%, bonds,
              12/01/03 .......................       NR       B3      1,030,000
 1,500,000  Sterling Chemicals Inc., 11 1/4%,
              sr. sub. notes, 144A, 04/01/07 .       B+       B3      1,477,995
                                                                   ------------
                                                                      4,444,995
                                                                   ------------
            OIL/NATURAL GAS/OIL SERVICES -- 2.64%
   436,000  HarCor Energy Inc., 14 7/8%, sr.
              notes, 07/15/02 ................       B-       B3        488,320
 1,000,000  Maxus Energy Corp., 11 1/2%, sr.
              notes, 11/15/15 ................       BB-      B1      1,051,250
 3,000,000  Statia Terminals International.,
              11 3/4%, mtg. notes,
              series B, 11/15/03 .............       B        B1      3,135,000
   750,000  Trans Texas Gas Corp., 11 1/2%,
              sr. secd. notes, 06/15/02 ......       BB-      B2        832,500
                                                                   ------------
                                                                      5,507,070
                                                                   ------------
            PACKAGING/CONTAINERS -- 3.27%
 2,500,000  Crown Packaging Ltd., 10 3/4%, sr.
              secd. notes, series B, 11/01/00        NR       Caa     2,275,000
   500,000  Portola Packaging Inc., 10 3/4%,
              sr. notes, 10/01/05 ............       B        B2        508,750
   500,000  Printpack Inc., 10 5/8%, sr. sub.
              notes, series B, 08/15/06 ......       NR       NR        517,500
 1,375,000  Sea Containers Ltd., 12 1/2%, sr.
              sub. debs., 12/01/04 ...........       BB-      B1      1,512,500
 2,000,000  Tekni-Plex Inc., 11 1/4%, sr. sub.
              notes, 144A, 04/01/07 ..........       B-       B3      2,000,000
                                                                   ------------
                                                                      6,813,750
                                                                   ------------
             PAPER/FOREST PRODUCTS/PRINTING -- 1.74%
   325,000  American Pad & Paper Company, 13%,
              sr. sub. notes, series B,
              11/15/05 .......................       B-       B3        366,437
   500,000  Day International Group, Inc.,
              11 1/8%, sr. sub. notes,
              series B, 06/01/05 .............       B-       B3        515,000
 1,000,000  FSW International Finance Co.,
              12 1/2%, gtd. sub. notes,
              11/01/06 .......................       NR       B1      1,000,000
 1,000,000  Repap New Brunswick Inc., 10 5/8%,
              sr. secd. notes, 04/15/05 ......       CC       Caa       955,000
   300,000  Repap Wisconsin Inc., 9 1/4%, sr.
              secd. notes, 02/01/02 ..........       CCC      B2        298,500
   500,000  Sullivan Graphics Inc., 12 3/4%,
              sr. sub. notes, 08/01/05 .......       NR       Caa       480,000
                                                                   ------------
                                                                      3,614,937
                                                                   ------------
            PERSONAL & MISCELLANEOUS SERVICES -- 1.82%
   500,000  Anchor Advanced Products Inc.,
              11 3/4%, sr. notes, 04/01/04 ...       B+       B3        500,000
   750,000  ICON Health & Fitness Inc., 13%,
              sr. sub. notes, 07/15/02 .......       CCC+     B3        847,500
   500,000  Iron Mountain Inc., 10 1/8%, sr.
              sub. notes, 10/01/06 ...........       B-       B3        515,000
   500,000  Pierce Leahy Corp., 11 1/8%, sr.
              sub. notes, 07/15/06 ...........       B-       B3        508,750
   500,000  Remington Products Co., 11%, sr.
              sub. notes, series B, 05/15/06 .       CCC+     B3        423,750
 1,000,000  Renaissance Cosmetics, Inc.,
              11 3/4%, sr. notes, 144A,
              02/15/04 .......................       B-       B3      1,000,000
                                                                   ------------
                                                                      3,795,000
                                                                   ------------
            PUBLIC UTILITY/ELECTRIC POWER/
             HYDRO PLANT -- 1.97%
 1,000,000  Midland Funding Corp. II, 13 1/4%,
              secd. lease oblig., 07/23/06 ...       B        B2      1,095,000
 2,100,000  Panda Global Energy Co., 12 1/2%,
              sr. secd. notes, 144A, 04/15/04        B-       NR      1,962,324
   500,000  Petroleum Heat & Power Inc.,
              12 1/4%, sub. debs., 02/01/05 ..       B+       B2        507,500
   500,000  Texas New Mexico Power Co.,
              12 1/2%, debs., 01/15/99 .......       B+       Ba3       542,500
                                                                   ------------
                                                                      4,107,324
                                                                   ------------
            RAIL/TRUCKING/OVERNIGHT
              DELIVERY -- 1.47%
 2,000,000  Ameritruck Distribution Corp.,
              12 1/4%, sr. sub. notes,
              series B, 11/15/05 .............       B-       B3      1,970,000
 1,000,000  Terex Corp., 13 1/4%, sr. secd.
              notes, 05/15/02 ................       B-       Caa     1,100,000
                                                                   ------------
                                                                      3,070,000
                                                                   ------------
            REAL ESTATE DEVELOPMENT/REITS/
             BUILDING/CONSTRUCTION -- 4.03%
   290,820  Bramalea Limited, 11 1/4%, debs.,
              series 1, 03/22/98 .............       NR       NR         72,705
 1,000,000  Hechinger Co., 6.95%, sr. notes,
              10/15/03 .......................       B+       B2        630,000
 1,000,000  ICF Kaiser International Inc.,
              12%, sr. sub. notes, 12/31/03 ..       B-       B3        960,000
 1,000,000  ICF Kaiser International Inc.,
              13%, sr. sub. notes, 12/31/03 ..       B-       B3        960,000
 1,000,000  MDC Holdings Inc., 11 1/8%, sr.
              notes, 12/15/03 ................       B+       NR      1,035,000
 1,500,000  Mechala Group Jamaica Ltd.,
              12 3/4%, sr. notes, 144A,
              12/30/99 .......................       NR       NR      1,515,000
   500,000  Oriole Homes Corp., 12 1/2%, sr.
              notes, 01/15/03 ................       B        B2        475,000
   750,000  Peters, J.M., Inc., 12 3/4%, sr.
              notes, 05/01/02 ................       B-       B3        705,000
 2,000,000  Ryland Group Inc., 10 1/2%, sr.
              notes, 07/01/06 ................       BB       Ba2     2,040,000
                                                                   ------------
                                                                      8,392,705
                                                                   ------------
            TELEPHONE/COMMUNICATIONS -- 10.79%
   500,000  Alvey Systems, Inc., 11 3/8%, sr.
              sub. notes, 01/31/03 ...........       B-       B3        515,000
   800,000  American Communication Services,
              12 3/4%, sr. disc.
              notes, 04/01/06 ................       NR       NR        420,000
   750,000  Communications & Power Industries,
              Inc., 12%, sr. sub. notes,
              08/01/05 .......................       NR       B3        783,750
   500,000  Consorcio Ecuatoriano, 14%, sr.
              notes, 144A, 05/01/02 ..........       NR       NR        500,000
 1,000,000  Echostar Communications Company,
              0%, sr. secd. disc. notes,
              06/01/04 .......................       B        B2        780,000
   500,000  Echostar Satellite Broadcasting,
              0%, sr. secd. disc. notes,
              03/15/04 .......................       B-       Caa       371,250
   500,000  Fonorola Inc., 12 1/2%, sr. secd.
              notes, 08/15/02 ................       B+       B2        542,500
 2,500,000  Hyperion Telecommunications Inc.,
              13%, sr. disc. notes,
              series B,  144A, 04/15/03 ......       NR       NR      1,475,000
   750,000  Intermedia Communications of
              Florida, Inc., 13 1/2%, sr.
              notes, series B, 06/01/05 ......       B-       B3        847,500
 3,000,000  Intermedia Communications of
              Florida, Inc., 0%, sr. disc.
              notes, 05/15/06 ................       B-       B3      1,965,000
 2,000,000  IXC Communications Inc., 12 1/2%,
              sr. notes, series B, 10/01/05 ..       B        B3      2,200,000
   500,000  Omnipoint Corp., 11 5/8%, sr.
              notes, 08/15/06 ................       CCC+     B3        520,000
 1,500,000  Omnipoint Corp., 11 5/8%, sr.
              notes, series A, 08/15/06 ......       CCC+     B3      1,567,102
 2,500,000  Orbcomm Global L.P., 14%, sr.
              notes, 08/15/04 ................       B-       B3      2,543,750
   750,000  Paging Network Inc., 10 1/8%, sr.
              notes, 08/01/07 ................       B        B2        678,750
   250,000  Phonetel Technologies Inc., 12%,
              sr. notes, 12/15/06 ............       B-       B2        256,875
 1,000,000  Rogers Cantel Mobile Inc.,
              11 1/8%, gtd. sr. secd. notes,
              07/15/02 .......................       BB-      B2      1,057,500
   350,000  Shared Technologies Fairchild, 0%,
              sr. sub. disc. notes, 03/01/06 .       B-       Caa       273,000
   500,000  Sprint Spectrum L.P., 11%, sr.
              notes, 08/15/06 ................       B+       B2        547,500
 1,500,000  Teleport Communications Group, 0%,
              sr. disc. notes, 07/01/07 ......       B        B1      1,038,750
 1,000,000  Tevecap SA, 12 5/8%, sr. notes,
              144A, 11/26/04 .................       B        B2      1,000,000
   200,000  TV Filme, Inc., 12 7/8%, sr.
              notes, 144A, 12/15/04 ..........       B        B2        200,000
   800,000  TV Filme, Inc., 12 7/8%, sr.
              notes, 12/15/04 ................       B        B2        806,000
   650,000  Winstar Communications Inc., 14%,
              sr. disc. notes, 10/15/05 ......       NR       NR        364,000
   325,000  Winstar Communications Inc., 0%,
              conv. sr. disc.
              notes, 10/15/05 ................       NR       NR        221,000
 1,000,000  Winstar Equipment Corp., 12 1/2%,
              gtd. sr. secd. disc.
              notes, 144A, 03/15/04 ..........       CCC+     NR      1,000,000
                                                                   ------------
                                                                     22,474,227
                                                                   ------------
            TEXTILES/APPAREL -- 0.48%
 1,000,000  Glenoit Corp., 11%, sr. sub.
              notes, 144A, 04/15/07 ..........       B-       B3        998,090

            TRANSPORTATION/AIRLINES/BUS -- 4.73%
 1,000,000  CHC Helicopter Corp., 11 1/2%, sr.
              sub. notes, 07/15/02 ...........       B-       B3      1,030,000
 3,000,000  Greyhound Lines, Inc., 11 1/2%,
              sr. notes, 144A, 04/15/07 ......       B-       B3      3,000,000
 1,055,091  Mexico City Toluca Toll, 11%,
              notes, 144A, 05/19/02 ..........       NR       NR        949,582
 1,000,000  Sabreliner Corp., 12 1/2%, sr.
              notes, series B, 04/15/03 ......       B        B2        900,000
 3,000,000  Trans World Airlines Inc., 12%,
              sr. secd. notes, 144A, 04/01/02        NR       NR      3,000,000
 1,000,000  Trans World Airlines Inc., 12%,
              sr. secd. reset notes, 11/03/98        NR       NR        970,000
                                                                   ------------
                                                                      9,849,582
                                                                   ------------
            Total Fixed Income (cost
              $188,978,369) ..................                     $190,144,980
                                                                   ------------

COMMON STOCK AND WARRANTS -- 5.06%
                                                                      Value
 Units      Description                                              (Note 2)
 -----      -----------                                              --------

    10,500  Ambassador Apartments Inc. ......................        $  255,940
     2,000  American Telecasting Inc., warrants* ............             5,000
   185,900  Ames Department Stores Inc., excess cash flow pmt.,
              series A ......................................                 0
   594,876  Ames Department Stores Inc., lit. trust units ...                 0
    50,000  Annaly Mortgage Management Inc.* ................           500,000
   230,000  Audio Vox Corp.* ................................         1,250,625
     8,000  CHC Helicopter Corp., warrants* .................                 0
       550  CS Wireless Systems Inc., 144A* .................                 0
     5,925  Capital Pac Holdings Inc., warrants, 144A* ......                22
     1,000  Central Rents Inc., 144A ........................                10
       750  Chattem Inc., warrants* .........................             3,000
   100,000  Commodore Separation Technology, sr. conv.
              preferred .....................................           937,500
   100,000  Commodore Separation Technology, warrants* ......           137,500
    33,000  Cort Business Services Corp., warrants* .........            99,000
       500  County Seat Holdings Inc., warrants* ............                 0
    20,000  Criimi Mae Inc., conv. preferred, series B ......           707,500
    20,000  Excel Realty Trust Inc. .........................           485,000
    40,000  Fidelity Federal Bank, exchangeable preferred ...         1,130,000
       500  HDA Management Corp., warrants* .................                 0
    11,000  HarCor Energy Inc., warrants* ...................                 0
    20,000  Health & Retirement Properties Trust ............           377,500
     1,500  Heartland Wireless Communications, warrants* ....             1,500
    10,000  Hospitality Properties Trust ....................           308,750
     2,500  Hyperion Telecommunications, warrants, 144A* ....                 0
     4,800  ICF Kaiser International Inc., warrants* ........                 0
       750  IHF Capital Inc., warrants* .....................                 0
       553  Insilco Corp., class B* .........................            20,599
       750  Intermedia Communications of Florida Inc.,
              warrants, 144A* ...............................            15,000
     4,000  Jitney Jungle Stores., sr. exchangeable preferred,
              series A ......................................           520,240
       500  Motels of America Inc., 144A* ...................               500
    20,000  National Propane Partners .......................           410,000
   125,449  Prime Retail Inc. ...............................         1,521,069
     1,000  Sabreliner Corp., warrants* .....................                 0
       500  Spanish Broadcasting Corp., warrants* ...........            65,000
    15,000  Supermarkets General Holdings Corp., exchangeable
              preferred .....................................           405,000
     4,000  Terex Corp., rights* ............................             7,000
    38,430  Thousand Trails Inc.* ...........................            78,061
     5,133  Trans World Airlines Inc.* ......................            37,214
    25,000  Ugly Duckling Corp.* ............................           353,125
     9,800  Uniroyal Technology Corp., warrants* ............             9,800
   148,562  United Gas Holding Corp. (b) (c) ................                 0
    12,000  WHX Corp., preferred ............................           391,500
    20,000  Walden Residential Properties, conv. preferred,
              series B ......................................           505,000
     1,500  Wireless One Inc., warrants .....................                 0
                                                                   ------------
            TOTAL COMMON STOCK AND WARRANTS
              (cost $14,296,936) ............................        10,537,955
                                                                   ------------
            TOTAL INVESTMENTS IN SECURITIES
              (cost $203,275,304) ...........................       200,682,935
                                                                   ------------
            OTHER ASSETS -- 3.62% ...........................         7,543,157
                                                                   ------------
            TOTAL ASSETS -- 100% ............................      $208,226,092
                                                                   ------------

   *Non-income producing security.
(a) Percentages indicated are based on total assets.
(b) Non-income producing security, currently in receivorship.
(c) Security valued in good faith following procedures approved by the Board of Directors.
(d) Pay in kind.
NR denotes not rated.

   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
BALANCE SHEET
April 30, 1997

ASSETS

Investments in securities at value (identified cost $203,275,304;
  see Schedule of Investments and Note 2)                          $200,682,935
Cash ...........................................................      1,288,076
Receivables:
  Investment securities sold ...................................        978,083
  Interest and dividends .......................................      5,000,705
Deferred debt issuance and organizational costs (Note 2) .......          7,518
Deferred auction agent fees (Note 6) ...........................         40,614
Prepaid surety bond premiums (Note 7) ..........................         47,341
Prepaid insurance ..............................................        136,106
Other assets ...................................................         44,714
                                                                   ------------
        Total assets ...........................................   $208,226,092
                                                                   ------------

LIABILITIES

Payables:
  Investment securities purchased ..............................   $  1,810,312
Accrued expenses (Note 3) ......................................      1,205,559
Senior notes (Note 4) ..........................................     20,000,000
                                                                   ------------
        Total liabilities ......................................   $ 23,015,871
                                                                   ------------
Net Assets:
  Taxable auction rate preferred stock, no par value --
    Authorized -- 1,000 shares
    Issued -- 200 shares, liquidation preference of $100,000
      per share (Notes 5 and 7) ............                       $ 20,000,000
                                                                   ------------
  Common stock, $.01 par value --
    Authorized -- 100,000,000 shares
    Issued and outstanding -- 43,957,725 shares ................   $    439,577
  Capital in excess of par value (Notes 2 and 5) ...............    229,652,255
  Accumulated undistributed net investment income (Note 2) .....      2,245,483
  Accumulated net realized loss from security transactions .....    (64,534,725)
  Net unrealized depreciation of investments ...................     (2,592,369)
                                                                   ------------

        Net assets applicable to common stock (equivalent
          to $3.76 per share, based on 43,957,725 shares
          outstanding) .........................................   $165,210,221
                                                                   ------------
            Total net assets ...................................   $185,210,221
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF OPERATIONS
For the six months ended April 30, 1997

INVESTMENT INCOME (Note 2):
  Interest income ...............................................   $ 8,144,300
  Dividend income ...............................................       279,636
  Accretion of discount .........................................       937,680
                                                                    -----------
        Total investment income .................................   $ 9,361,616
                                                                    -----------

EXPENSES:
  Interest expense ..............................................   $   647,632
  Investment advisory fee (Note 3) ..............................       453,494
  Custodian and transfer agent fees .............................        84,301
  Preferred dividend auction costs ..............................        72,359
  Professional fees .............................................        75,823
  Miscellaneous expenses ........................................        73,954
  Amortization of prepaid surety bond premiums (Note 7) .........        39,672
  Directors' fees ...............................................        48,233
  Insurance expense .............................................        53,355
  Amortization of deferred auction agent fees (Note 6) ..........        13,389
  Excise tax expense ............................................        72,000
                                                                    -----------
        Total expenses ..........................................   $ 1,634,212
                                                                    -----------
        Net investment income ...................................   $ 7,727,404
                                                                    -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain on investments sold .........................   $   861,073
  Change in net unrealized depreciation of investments (Note 2) .    (1,210,045)
                                                                    -----------
        Net realized and unrealized loss on investments .........      (348,972)
                                                                    -----------
        Net increase in net assets resulting from operations ....   $ 7,378,432
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS ($2,716 per share) ......      (543,235)
                                                                    -----------
        Net increase in net assets applicable to common
          stockholders ..........................................   $ 6,835,197
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CASH FLOWS
For the six-months ended April 30, 1997

CASH FLOWS FROM OPERATING ACTIVITIES:

  Interest and dividends received ...........................     $   8,150,687
  Operating expenses paid ...................................        (1,458,937)
                                                                  -------------
        Net cash provided by operating activities ...........     $   6,691,750
                                                                  -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of portfolio securities .........................     $(127,929,919)
  Sales and maturities of portfolio securities ..............        83,612,797
                                                                  -------------
        Net cash used in investing activities ...............     $ (44,317,122)
                                                                  -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from common stock rights offering and sale
    of common stock .........................................        44,510,388
  Preferred stock dividends paid ............................          (543,235)
  Common stock dividends paid from operations ...............        (6,555,399)
                                                                  -------------
        Net cash provided by financial activities ...........     $  37,411,754
                                                                  -------------
NET DECREASE IN CASH ........................................     $    (213,618)
CASH, BEGINNING OF PERIOD ...................................         1,501,694
                                                                  -------------
CASH, END OF PERIOD .........................................     $   1,288,076
                                                                  =============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
    Net increase in net assets resulting from operations ....     $   7,378,432
    Increase in interest and other receivables ..............          (345,445)
    Amortization of Fidelity Bond and other deferred assets .            15,869
    Increase in other assets ................................          (174,997)
    Increase in accrued expenses ............................           334,403
    Net realized gain on investments sold ...................          (861,073)
    Change in net unrealized depreciation of investments ....         1,210,045
    Accretion of bond discount ..............................          (865,484)
                                                                  -------------
        Net cash provided by operating activities ...........     $   6,691,750
                                                                  =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the period for interest ..................     $     653,000
  Cash paid during the year for excise taxes ................            72,000
                                                                  =============

   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                Six Months
                                                                   Ended         Fiscal Year Ended
                                                                 April 30,          October 31,
                                                                   1997                1996
                                                               ------------      -----------------
FROM OPERATIONS:
  Net investment income ................................       $  7,727,404        $ 13,628,745
  Net realized gain on investments sold ................            861,073             351,405
  Change in net unrealized appreciation (depreciation)
    of investments .....................................         (1,210,045)          5,074,470
                                                               ------------        ------------
        Net increase in net assets resulting from
          operations ...................................       $  7,378,432        $ 19,054,620
                                                               ------------        ------------
FROM FUND SHARE TRANSACTIONS:
  Shares issued (102,299 shares and 353,455 shares,
    respectively) to common stockholders for
    reinvestment of dividends ..........................       $    401,992        $  1,333,077
  Net proceeds from sale of common stock issued in
    rights offerings (12,918,092 and 5,393,885 shares,
    after deducting $2,156,165 and $996,862 of
    soliciting fees and other expenses), respectively ..         44,219,785          19,553,840
                                                               ------------        ------------
        Increase in net assets resulting from fund share
          transactions .................................       $ 44,621,777        $ 20,886,917
                                                               ------------        ------------
DISTRIBUTIONS TO STOCKHOLDERS:
  Preferred dividends ($2,716 and $5,679 per share,
    respectively) ......................................       $   (543,235)       $ (1,135,736)
  Common dividends ($.21 and $.42 per share,
    respectively) from operations ......................         (6,957,394)        (11,404,136)
                                                               ------------        ------------
        Decrease in net assets resulting from
          distributions to stockholders ................         (7,500,629)        (12,539,872)
                                                               ------------        ------------
        Total net increase in net assets ...............       $ 44,499,580        $ 27,401,665

NET ASSETS:
  Beginning of period ..................................        140,710,641         113,308,976
                                                               ------------        ------------
  End of period (including $2,245,483 and $2,018,708 of
    undistributed net investment income as of April 30,
    1997 and October 31, 1996, respectively) ...........       $185,210,221        $140,710,641
                                                               ============        ============

           The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS PRESENTED

                                         For the
                                           Six
                                          Months
                                          Ended                                 For the Years Ended October 31,
                                        April 30,        ------------------------------------------------------------------------
                                          1997           1996             1995             1994           1993           1992
                                        --------         --------         --------        --------       --------       --------
Net asset value, beginning of
    period ........................     $   3.90         $   3.70         $   3.69        $   4.25       $   4.03       $   3.89
                                        --------         --------         --------        --------       --------       --------

Net investment income .............          .23#             .50#             .45             .48#           .63#           .62
Net realized and unrealized
  gain (loss) on investments ......         (.01)#            .20#             .03            (.38)#          .39#           .07
                                        --------         --------         --------        --------       --------       --------
        Total from investment
         operations ...............     $    .22         $    .70         $    .48        $    .10       $   1.02       $    .69
                                        --------         --------         --------        --------       --------       --------
Distributions:
  Dividends from accumulated
    net investment income
    To preferred stockholders......         (.02)            (.04)            (.05)           (.03)          (.06)          (.10)
    To common stockholders ........         (.21)            (.42)            (.42)           (.45)          (.62)          (.45)
                                        --------         --------         --------        --------       --------       --------
        Total distributions .......     $   (.23)        $   (.46)        $   (.47)       $   (.48)      $   (.68)      $   (.55)
                                        --------         --------         --------        --------       --------       --------

Effect of sale of common stock
  and related expenses from
  rights offering ................      $   (.13)        $   (.04)        $  --           $   (.18)      $   (.12)      $  --
                                        --------         --------         --------        --------       --------       --------

Net asset value, end of period ....     $   3.76         $   3.90         $   3.70        $   3.69       $   4.25       $   4.03
                                        ========         ========         ========        ========       ========       ========
Per share market value, end of
  period ..........................     $   3.88         $   4.00         $   3.88        $   3.50       $   4.25       $   4.00
                                        ========         ========         ========        ========       ========       ========
Total investment return ...........        2.17%           15.29%           28.57%         (7.78)%         23.25%         27.99%
                                        ========         ========         ========        ========       ========       ========

Net assets, end of period,
  applicable to
  common stock (a) ................     $165,210         $120,711         $ 93,309        $ 92,072       $ 79,438       $ 55,178
                                        ========         ========         ========        ========       ========       ========

Net assets, end of period,
  applicable to
  preferred stock (a) .............     $ 20,000         $ 20,000         $ 20,000        $ 20,000       $ 20,000       $ 30,000
                                        ========         ========         ========        ========       ========       ========
Net assets, end of period (a) .....     $185,210         $140,711         $113,309        $112,072       $ 99,438       $ 85,178
                                        ========         ========         ========        ========       ========       ========
Ratio of operating expenses to
  average net assets** ............        1.94%*+          2.21%+           2.28%+          2.30%+         2.13%+         2.28%+
Ratio of net investment income
  to average net
  assets** ........................        9.16%*           9.51%            9.39%           8.64%          9.26%          9.33%
Portfolio turnover rate ...........       49.32%          108.33%           80.71%          72.00%        117.20%         97.86%
(a) Dollars in thousands.
   *Annualized.
  **Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets (total assets less accrued liabilities (excluding senior notes) of both the common and preferred shareholders.
   +Excluding interest expense, the ratio of operating expenses to average net assets is 1.17%, 1.30%, 1.29%,
    1.32%, 1.50%, and 1.72%, respectively.
   #Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's rights offerings.

                            The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INFORMATION REGARDING SENIOR SECURITIES

                                                                                   As of October 31,
                                        As of        ---------------------------------------------------------------------------
                                   April 30, 1997       1996            1995            1994            1993            1992
                                   ---------------   ---------------------------------------------------------------------------
Total Amount Outstanding:
  Notes                              $20,000,000     $20,000,000     $20,000,000     $20,000,000     $20,000,000     $ 5,000,000
  Preferred stock                     20,000,000      20,000,000      20,000,000      20,000,000      20,000,000      30,000,000

Asset Coverage:
  Per note (a)                            1,026%            804%            667%            660%            597%          1,804%
  Per preferred stock share (b)             513%            402%            333%            330%            299%            258%

Involuntary Liquidation Preference:
  Per preferred stock share (c)      $   100,000     $   100,000     $   100,000     $   100,000     $   100,000     $   100,000

Approximate
 Market Value:
  Per note                           $  1,000.00     $    990.00     $    987.50     $    937.10     $    997.50     $  1,087.50
  Per preferred stock share              100,000         100,000         100,000         100,000         100,000         100,000

(a)         Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding.
(b)         Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Taxable Auction Rate Preferred Stock.
(c)         Plus accumulated and unpaid dividends.

                            The accompanying notes are an integral part of these financial statements.


                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.

                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1997


(1) ORGANIZATION AND OPERATIONS
  Prospect Street High Income Portfolio Inc. (the "Fund") was organized as a corporation in the state of Maryland on May 13, 1988 and is registered with the Securities and Exchange Commission as a diversified, closed-end, management investment company under the Investment Company Act of 1940. The Fund commenced operations on December 5, 1988. The Fund's financial statements have been prepared in conformity with generally accepted accounting principles, which requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

  The Fund invests primarily in securities of fixed-maturity, corporate debt securities and in redeemable preferred stocks that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment-grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer, and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment-grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

  See the schedule of investments for information on individual securities, as well as industry diversification and credit quality ratings.

(2) SIGNIFICANT ACCOUNTING POLICIES

  (A) VALUATION OF INVESTMENTS
  Investments for which listed market quotations are readily available are stated at market value, which is determined using the last reported sale price or, if no sales are reported, as in the case of some securities traded over-the-counter, the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market.

  Other investments, primarily noninvestment-grade corporate debt securities for which market quotations are not readily available due to a thinly traded market with a limited number of market makers, are stated at fair value on the basis of valuations furnished by an independent pricing service, subject to adjustment by the investment adviser in certain circumstances. The independent pricing service determines value based primarily on quotations from dealers and brokers, market transactions, accessing data from quotation services, offering sheets obtained from dealers and various relationships between securities. The independent pricing service utilizes the last sales price based on odd-lot trades, if available. If such price is not available, the price furnished is based on round-lot or institutional size trades. These procedures have been approved by the Board of Directors.

  The fair value of restricted securities is determined by the investment adviser following procedures approved by the Board of Directors.

  (B) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Realized gains and losses on investments sold are recorded on the identified-cost basis. Interest income and accretion of discounts are recorded on the accrual basis.

  (C) FEDERAL INCOME TAXES
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its stockholders each year. Accordingly, no federal income tax provision is required.

  At April 30, 1997, the cost of investments in securities for federal income tax purposes was $203,275,304. Aggregate gross unrealized gains on securities in which there was an excess of market value over tax cost was $6,019,287. Aggregate gross unrealized losses on securities in which there was an excess of tax cost over market value was $8,611,656. The net unrealized loss on securities held by the Fund was $2,592,369 for federal income tax purposes.

  At October 31, 1996, the Fund had the following capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

           CARRYOVER
           AVAILABLE                 EXPIRATION DATE
         $(42,317,344)              October 31, 1998
          (18,529,051)              October 31, 1999
             (808,396)              October 31, 2002
           (3,703,531)              October 31, 2003
         ------------
         $(65,358,322)
         ============

  (D) COMMON STOCK AND TAXABLE AUCTION RATE PREFERRED STOCK (PREFERRED STOCK), OFFERING AND DEFERRED DEBT ISSUANCE AND ORGANIZATIONAL COSTS
  The costs incurred by the Fund in connection with the initial sale of the common and preferred stock as well as the common stock rights offerings have been recorded as a reduction of the common stock proceeds. The costs incurred by the Fund in connection with the issuance of the senior notes have been deferred and are being amortized on a straight-line basis over a period of five years.

  (E) CASH FLOW INFORMATION
  The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

(3) INVESTMENT ADVISORY AGREEMENT
  Prospect Street Investment Management Co., Inc., the Fund's Investment Adviser, earned approximately $453,494 in management fees for the six-months ended April 30, 1997. Management fees paid by the Fund to the Investment Adviser were calculated at .65% (on an annual basis) of the average weekly value of total assets of the Fund less accrued liabilities (excluding the principal amount of the notes and the liquidation preference of the preferred stock and including accrued and unpaid dividends on the preferred stock) up to and including $175,000,000 of net assets, .55% on the next $50,000,000 of net assets and .50% of the excess of net assets over $225,000,000. At April 30, 1997, the fee payable to the Investment Adviser was $111,475, which was included in accrued expenses in the accompanying balance sheet. However, for a period of one year commencing on the expiration date of the May 1966 rights offering, the Adviser will waive its advisory fee with respect to any increase in the Fund's net assets resulting from the exercise of any rights pursuant to the Offer.

(4) DEBT
  In July 1993, the Fund repurchased the remaining $5,000,000 (principal amount) of its senior extendible notes (the Notes), which carried an annual interest rate through November 30, 1993 of 10.28%. The Fund simultaneously issued $20,000,000 of new Senior Notes (the Senior Notes) that will mature, if not previously redeemed, on December 1, 1998. The Fund is required to maintain certain asset coverages with respect to the Senior Notes, as defined in the Note Purchase Agreement, and the Senior Notes are subject to mandatory redemption if the Fund fails to maintain these asset coverages. The Senior Notes bear interest at the rate of 6.53% per annum through November 30, 1998. Interest on the Senior Notes is due every June 1 and December 1, commencing December 1, 1993.

  The Senior Notes are redeemable, in whole or in part, by the Fund at certain times and under certain circumstances, as defined in the Note Purchase Agreement.

(5) REDEEMABLE PREFERRED STOCK
  In July 1993, the Fund redeemed 100 of the 300 shares of preferred stock that were issued concurrently with the issuance of the Senior Extendible Notes. Dividends are cumulative at a rate that was established at the offering of the preferred stock and which has and will continue to be reset every 30 days thereafter by an auction. Dividend rates ranged from 5.30% to 5.65% of the liquidation preference during the six-months ended April 30, 1997. The remaining 200 shares of preferred stock are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The preferred stock is also subject to mandatory redemption at a redemption price equal to $100,250 per share, plus accumulated and unpaid dividends, if the Fund is in default of its surety asset coverage requirements with respect to the preferred stock (see
Note 7). In general, the holders of the preferred stock and the common stock vote together as a single class, except that the holders of the preferred stock, as a separate class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the preferred stock and common stock. The preferred stock has a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the preferred stock, as defined in the Fund's Note Purchase Agreement and Surety Bond Agreement.

(6) AUCTION AGENT
  The Fund amended and extended the auction agent agreement with Bear Stearns & Co. Inc. on October 26, 1993 (which was originally dated May 7, 1990) to provide for an extension to December 4, 1998. The Fund incurred additional costs of $135,000 related to extending this agreement. These costs are being amortized on a straight-line basis over the remaining life of the extended agreement. Amortization expense for the six-months ended April 30, 1997 was $13,389.

(7) SURETY BOND
  The Fund has entered into an insurance agreement, dated as of December 1, 1988, with Financial Security Assurance, Inc. (FSA), pursuant to which FSA has issued a surety bond. Under the terms of the surety bond, FSA has unconditionally and irrevocably guaranteed dividend, redemption and liquidation payments to preferred shareholders upon failure of the Fund to do so, and the Fund is then obligated to reimburse FSA for any amounts paid under the surety bond. The surety bond had an initial term of five years and was scheduled to expire on December 5, 1993. On July 15, 1993, the Fund extended the terms of the surety bond from December 5, 1993 to December 5, 1998. The Fund will pay an annual premium of 0.40% on the maximum aggregate liquidation preference of the preferred stock.

  The Fund executed an amendment to the insurance agreement on April 11, 1990, which provides that the Fund must redeem or repurchase all of the then outstanding shares of preferred stock in the event that the dividend rate on the preferred stock for the period next succeeding the auction in September 1998 is the maximum applicable rate (as defined) payable on the Fund's preferred stock.

(8) PURCHASES AND SALES OF SECURITIES
  For the six-months ended April 30, 1997, the aggregate cost of purchases and proceeds from sales of investment securities other than U.S. Government obligations and short-term investments aggregated $127,944,609 and $82,345,748, respectively. There were no purchases or sales of U.S. Government obligations during the six months ended April 30, 1997.

(9) CERTAIN TRANSACTIONS
  Certain officers of the Investment Adviser serve on the Board of Directors of the Fund. They receive no compensation in this capacity.

  Directors who are not officers or employees of the Investment Adviser receive a fee of $10,000 per year plus $2,000 per Directors' meeting attended, together with actual out-of-pocket expenses relating to attendance at such meetings and $1,000 per telephone meeting. In addition, members of the Fund's audit committee, which consists of certain of the Fund's noninterested Directors, receive $1,000 per audit committee meeting attended, if held on a day other than the day of a Directors' meeting, together with actual out-of-pocket expenses relating to attendance at such meeting.

(10) DIVIDENDS AND DISTRIBUTIONS
  The Board of Directors of the Fund declared regular dividends on the common stock of $.035 per share payable on November 29 and December 30, 1996, and January 31, February 28, March 31 and April 30, 1997.

  Distributions on common stock are declared based on annual projections of the Fund's net investment income (defined as dividends and interest income, net of Fund expenses, less distributions on the preferred stock). The Fund plans to pay monthly distributions to common shareholders. Meanwhile, as a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined) applicable to common shareholders on a tax basis. All shareholders of the Fund are automatically considered a participant in the Dividend Reinvestment Plan (the "Plan") unless otherwise elected. Under the Plan, when the market price of common stock shares is equal to or exceeds the net asset value on record date for distribution, participants will receive all dividends and distributions in full and fractional shares of the Fund at the most recently determined net asset value but in no event less than 95% of market price. If on record date for distributions the net asset value of the common stock exceeds its market price, or if the Fund shall declare a dividend or capital gains distribution payable only in cash, the dividend-paying agent will buy common stock in the open market for the participants' accounts. Participants are not charged a service fee for the Plan but are subject to a pro rata share of brokerage fees incurred with respect to open market purchases of common stock.

(11) FAIR VALUE OF LONG-TERM DEBT
  The fair value of the Fund's long-term debt is estimated based on the quoted market prices for the same issues or on the current rates offered to the Fund for debt of the same remaining securities. At April 30, 1997, the fair value of the Senior Notes was $20,000,000.

(12) RIGHTS OFFERING
  On February 28, 1997 the Fund commenced a rights offering whereby the Fund issued to its shareholders of record, as of that date, transferable rights entitling the holders thereof to subscribe for an aggregate of 12,918,092 shares of the Fund's common stock. Each record date shareholder had the ability to receive one right for each three shares of common stock held. Each right allowed the rights holder to subscribe for one share of common stock. The subscription period for the rights offering expired on March 25, 1997 and the Fund issued 12,918,092 shares of common stock at $3.59 per share. Proceeds to the Fund amounted to $44,219,785, net of soliciting fees and offering expenses of $2,156,165.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Prospect Street High Income Portfolio Inc.:

    We have audited the accompanying balance sheet of PROSPECT STREET HIGH INCOME PORTFOLIO INC., including the schedule of investments, as of April 30, 1997, the related statements of operations and cash flows for the six-months then ended, the statements of changes in net assets for the six-months ended April 30, 1997 and the year ended October 31, 1996 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Street High Income Portfolio Inc. as of April 30, 1997, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                     ARTHUR ANDERSEN LLP

Boston, Massachusetts
May 30, 1997

                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INVESTMENT ADVISER                         AUDITORS
Prospect Street Investment Management      Arthur Andersen LLP
  Co., Inc.                                Boston, MA
60 State Street, Suite 3750
Boston, MA 02109                           TRANSFER AND SHAREHOLDERS' SERVICING
                                             AGENT
OFFICERS                                   State Street Bank and Trust Company
Richard E. Omohundro, Jr. -- President     P.O. Box 8200
John A. Frabotta -- Vice President,        Boston, MA 02266
                    Treasurer and          (800) 426-5523
                    Chief Investment
                    Officer                CUSTODIAN
Karen J. Thelen --  Secretary              State Street Bank & Trust Company
                                           Boston, MA
DIRECTORS
John S. Albanese                           PAYING AGENT (PREFERRED)
C. William Carey                           Bankers Trust Company
Joseph G. Cote                             New York, NY
John A. Frabotta
Richard E. Omohundro, Jr.                  Listed: NYSE
Harlan D. Platt                            Symbol: PHY
Christopher E. Roshier

LEGAL ADVISER
Olshan Grundman Frome & Rosenzweig
New York, NY

FACTS FOR SHAREHOLDERS:

Prospect Street High Income Portfolio Inc. is listed on the New York Stock Exchange under the symbol "PHY". The Wall Street Journal publishes Friday's closing net asset value of the Fund every Monday and lists the market price of the Fund daily.

QUESTIONS REGARDING YOUR ACCOUNT: Please telephone State Street Bank & Trust Company at their toll free number 1-800-426-5523 Monday through Friday from 9:00 a.m. to 5:00 p.m.

WRITTEN CORRESPONDENCE REGARDING YOUR ACCOUNT: Please mail all correspondence directly to Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266. For express mail the address is Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, 2 Heritage Drive, Corporate Stock Transfer -- 4th Floor, North Quincy, MA 02171.

1997 STOCKHOLDERS' MEETING:

At the Annual Meeting of Stockholders held on March 7, 1997, the stockholders elected seven directors of the Fund. The numbers were as follows:

PREFERRED STOCK NOMINEES                                               FOR           WITHHELD
John S. Albanese ...............................................       150              10
John A. Frabotta ...............................................       150              10

COMMON STOCK AND PREFERRED STOCK NOMINEES                              FOR           WITHHELD

Richard E. Omohundro, Jr. ......................................    23,544,679       374,169
Joseph G. Cote .................................................    23,468,954       449,893
C. William Carey ...............................................    23,569,144       349,673
Harlan D. Platt ................................................    23,469,768       449,080
Christopher E. Roshier .........................................    23,381,200       537,647

Stockholders also ratified the selection of Arthur Andersen LLP as independent public accountants for the current fiscal year. The numbers were as follows:

                 FOR                  AGAINST              ABSTAIN
              23,494,777              205,989              218,042

  PROSPECT STREET HIGH INCOME PORTFOLIO INC.
  60 State Street, Suite 3750
  Boston, MA 02109